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                                                                    EXHIBIT 10.1



                             COMMTOUCH SOFTWARE LTD.

                           1996 CSI STOCK OPTION PLAN



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                             COMMTOUCH SOFTWARE LTD.

                           1996 CSI STOCK OPTION PLAN



        1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentive to Employees and Consultants of the Company and its Subsidiary and to promote the success of the Company and the Subsidiary's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Shares Purchase Rights may also be granted under the Plan. The Options and Shares Purchase Rights offered pursuant to the Plan are a matter of separate inducement and are not in lieu of salary or other compensation.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan, in its capacity as an administrator of the Plan.

               (b) "Board" means the Board of Directors of the Company.

               (c) "Code" means the Internal Revenue Code of 1986, as amended.

               (d) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

               (e) "Company" means CommTouch Software Ltd., an Israeli company.

               (f) "Consultant" means any person who is not an Employee and who is engaged by the Company or the Subsidiary to render consulting or advisory services and is compensated for such services, and any Director of the Company or the Subsidiary whether compensated for such services or not. If the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include Directors who are not compensated for their services or are paid only a Director's fee.

               (g) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or the Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or the Subsidiary or (ii) transfers between locations of the Company or the Subsidiary or between the Subsidiary and the Company or any successor. A leave of absence shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or the Subsidiary, as applicable. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of the Company or the Subsidiary, as applicable. If reemployment upon expiration of a leave of absence approved by the Company or the Subsidiary is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.


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               (h) "CSI" means CommTouch Software, Inc., a California
corporation.

               (i) "Director" means a member of either of the boards of directors of the Company or the Subsidiary.

               (j) "Employee" means any person, including Officers and Directors, employed by the Company or the Subsidiary. The payment of a Director's fee by the Company or the Subsidiary shall not be sufficient to constitute "employment."

               (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (l) "Fair Market Value" means, as of any date, the value of the Ordinary Shares determined as follows:

                      (i) If the Ordinary Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Ordinary Shares are quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Ordinary Shares on the last market trading day prior to the day of determination; or

                      (iii) In the absence of an established market for the Ordinary Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (n) "Nonstatutory Stock Option" means an option not intended to qualify as an Incentive Stock Option.

               (o) "Officer" means a person who is an officer of the Company or the Subsidiary within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (p) "Option" means a stock option granted pursuant to the Plan.

               (q) "Optioned Stock" means the Ordinary Shares subject to an Option or a Shares Purchase Right.

               (r) "Optionee" means an Employee or Consultant who receives an Option or Shares Purchase Right.

               (s) "Ordinary Shares" means the Ordinary Shares of stock of the Company.



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               (t) "Plan" means the 1996 CSI Stock Option Plan.

               (u) "Restricted Shares" means each of the Ordinary Shares acquired pursuant to a grant of a Shares Purchase Right under Section 11 below.

               (v) "Section 16(b)" means Section 16(b) of the Exchange Act.

               (w) "Shares Purchase Right" means a right to purchase Ordinary Shares pursuant to Section 11 below.

               (x) "Subsidiary" means CommTouch Software, Inc., a California corporation, the Company's wholly-owned U.S. subsidiary.

        3. Shares Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the aggregate number of Ordinary Shares that may be subject to option and sold under this Plan is 5,000,000, unless amended by the shareholders of the Company. The Ordinary Shares may be authorized but unused, or reacquired Ordinary Shares.

               If an Option or Shares Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange pursuant to Section 4(c)(viii) or otherwise, the unpurchased Ordinary Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Ordinary Shares that have actually been issued under the Plan, upon exercise of either an Option or Shares Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4. Administration of the Plan.

               (a) Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

               (b) Plan Procedure After the Date, if any, upon which the Company becomes Subject to the Exchange Act.

                      (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the plan may be administered by different bodies with respect to Directors, Officers and Employees who are neither Directors nor Officers.

                      (ii) Administration With Respect to Directors and Officers. With respect to grants of Options and Shares Purchase Rights to Employees who are also Officers or Directors, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with applicable Israeli securities laws, the rules under Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the applicable laws of Israel, rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and



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        appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by applicable laws of Israel, the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                      (iii) Administration With Respect to Other Employees and Consultants. With respect to grants of Options and Shares Purchase Rights to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of the laws and regulations of Israel, of California laws and regulations, of the Code, and of any applicable stock exchange (collectively, the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                      (iv) Compliance with Section 162(m). If, at any time, awards made under the Plan shall be subject to Section 162(m) of the Code, the Plan shall be administered by a committee comprised solely of "outside directors" (within the meaning of Prop. Treas. Reg. Section 1.162-27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

               (c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Ordinary Shares are listed, the Administrator shall have the authority in its discretion:

                      (i) to determine the Fair Market Value of the Ordinary Shares, in accordance with Section 2(1) of the Plan;

                      (ii) to select the Consultants and Employees to whom Options and Shares Purchase Rights may from time to time be granted hereunder;

                      (iii) to determine whether and to what extent Options and Shares Purchase Rights or any combination thereof are granted hereunder;

                      (iv) to determine the number of Ordinary Shares to be covered by each such award granted hereunder;

                      (v) to approve forms of agreement for use under the Plan;

                      (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Ordinary Shares covered by such Option has declined since the date the Option was granted; and



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                      (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

               (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Shares Purchase Rights.

        5.     Eligibility.

               (a) Nonstatutory Stock Options and Shares Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Shares Purchase Right may, if otherwise eligible, be granted additional Options or Shares Purchase Rights.

               (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by any particular Optionee during any calendar year (under all plans of the Company and the Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Ordinary Shares shall be determined as of the time the Option with respect to such Ordinary Shares is granted.

               (c) Neither the Plan nor any Option or Shares Purchase Right shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with the Company or the Subsidiary, as applicable, nor shall it interfere in any way with his or her right or the Company or the Subsidiary's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company, as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

        7. Term of Option. The term of each Option shall be the term stated in the option agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or the Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the option agreement.



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        8.     Option Exercise Price and Consideration.

               (a) The per share exercise price for the Ordinary Shares to be issued upon exercise of any Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                      (i) In the case of an Incentive Stock Option

                             (A) granted to an Employee who, at the time of
               grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of the Subsidiary, the per share exercise price shall be no less than 110% of the Fair Market Value per Ordinary Share on the date of grant.

                             (B) granted to any other Employee, the per share
               exercise price shall be no less than 100% of the Fair Market Value per Ordinary Share on the date of grant.

                      (ii) In the case of a Nonstatutory Stock Option

                             (A) granted to a person who, at the time of grant
               of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of the Subsidiary, the per share exercise price shall be no less than 110% of the Fair Market Value per Ordinary Share on the date of the grant.

                             (B) granted to any other person, the per share
               exercise price shall be no less than 85% of the Fair Market Value per Ordinary Share on the date of grant.

               (b) The consideration to be paid for the Ordinary Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note (to the extent permitted by Applicable
Laws) in the form attached hereto as Exhibit A, secured by a pledge of the shares issued pursuant to a share pledge in the form attached hereto as Exhibit B, or (4) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option.

        9.     Exercise of Option.

               (a) Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted.

               An Option may not be exercised for a fraction of an Ordinary
Share.

               An Option shall be deemed to be exercised when written notice of such exercise in the form attached hereto as Exhibit C has been given to the Company in accordance with terms of the Option by the person entitled to exercise the Option and full payment for the Ordinary Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the



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Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Ordinary Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 hereof.

               Exercise of an Option in any manner shall result in a decrease in the number of Ordinary Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Ordinary Shares as to which the Option is exercised.

               (b) Termination of Employment or Consulting Relationship. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but, only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her "permanent disability" as such term is defined in Section 22(e)(3) of the Code, the Optionee shall be entitled, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the option agreement), to exercise all Options such Employee or Consultant would have been entitled to exercise had such Employee or Consultant remained employed for two (2) years from the date of such termination. If such disability is not a "permanent disability," in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Ordinary Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. In the event of the death of an Optionee, the Optionee's estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the option agreement), to exercise all Options such Employee or Consultant would have received had such Employee or Consultant remained employed for two (2) years from the date of such termination. All remaining Ordinary Shares covered by the unexercisable portion of



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the Option shall immediately revert to the Plan. If, after the Optionee's death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Ordinary Shares covered by such Option shall revert to the Plan.

               (e) Rule 16b-3. Options granted to a person subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        10. Non-Transferability of Options and Shares Purchase Rights. Options and Shares Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11.    Restricted Shares.

               (a)    Awards of Restricted Shares.

                      The Committee may, in its discretion, permit an Optionee to exercise an Option prior to the time the Option would otherwise be exercisable under Section 9. Without limiting the generality of the foregoing, the Committee may provide that if an Option is exercised prior to satisfaction of the vesting requirements of Section 9, the Shares issued upon such exercise shall remain subject to vesting as described in Section 11(c) and shall be subject to a right, but not an obligation, of repurchase by the Company with respect to all unvested Shares if the Optionee ceases to be an Employee for any reason.

               (b)    Restrictions.

                      (i) Restricted Shares may not be sold, assigned, transferred, pledged, encumbered, or otherwise disposed of, either voluntarily or involuntarily, until the release of such Shares from the Company's repurchase option under Section 11(c), other than by will or the laws of descent and distribution.

                      (ii) Optionees receiving Restricted Shares shall be entitled to dividend and voting rights for the Restricted Shares even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that are repurchased by the Company.

                      (iii) With respect to each receipt of Restricted Shares by an Optionee, such Optionee shall execute a Restricted Share Purchase Agreement in the form attached hereto as Exhibit D.

               (c)    Vesting.

                      If the Optionee ceases to be an Employee for any reason, the Company shall have the right, but not the obligation, to repurchase certain of the Shares at their original Exercise Price. The Company's right to repurchase the Shares at their original Exercise Price shall lapse, unless the stock option agreement provides otherwise, as to one-fourth (1/4) of the Shares at the end of the first year of continuous employment and as to one forty-eighth (1/48) of the Shares per month of continuous



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employment over the next thirty-six (36) months. Shares that are subject to repurchase at their original Exercise Price are referred to as "Restricted Shares."

               (d)    Section 83(b) Election.

                      Within 30 days after the issuance of Restricted Shares to an Optionee under the Plan, the Optionee shall decide whether or not to file an election pursuant to Section 83(b) of the Code and Treasury Regulation section 1.83-2 (and state law counterparts) with respect to the Restricted Shares. If the Optionee does file such an election, the Optionee shall promptly furnish a copy of such election to the Company.

        12.    Shares Purchase Rights.

               (a) Rights to Purchase. Shares Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Shares Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Ordinary Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator makes the determination to grant the Shares Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

               (b) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

               (c) Rights as a Shareholder. Once the Shares Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder of the Company and shall be a shareholder of the Company when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares Purchase Right is exercised, except as provided in Section 13 of the Plan.

        13. Adjustments Upon Changes in Capitalization or Merger.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Ordinary Shares covered by each outstanding Option or Shares Purchase Right, and the number of Ordinary Shares which have been authorized for issuance under the Plan but as to which no Options or Shares Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Shares Purchase Right, as well as the price for each Ordinary Share covered by each such outstanding Option or Shares Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Ordinary Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Ordinary Shares, or any other increase or decrease as determined by the Administrator. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no



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adjustment by reason thereof shall be made with respect to, the number of
Ordinary Shares subject to an Option or Shares Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Shares Purchase Right shall terminate immediately prior to the consummation of such proposed action.

               (c) Merger. In the event of a merger of the Company with or into another corporation, each outstanding Option or Shares Purchase Right may be assumed or an equivalent option or right may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, an Option or Shares Purchase Right is not assumed or substituted, the Option or Stock Purchases Right shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option or Shares Purchase Right shall be considered assumed if, following the merger, the Option or Shares Purchase Right confers the right to purchase or receive, for each share of Optioned Stock subject to the Option or Shares Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Ordinary Shares for each share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration received in the merger is not solely common stock of the successor corporation or its parent). The Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Shares Purchase Right, for each share of Optioned Stock subject to the Option or Shares Purchase Right, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Ordinary Shares in the merger.

               (d) Compliance with Incentive Stock Option Provisions. Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 13 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.

        14. Time of Granting Options and Shares Purchase Rights. The date of grant of an Option or Shares Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Shares Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Shares Purchase Right is so granted within a reasonable time after the date of such grant.

        15. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Shares Purchase Rights already granted, and such Options and Shares Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

        16. Conditions Upon Issuance of Ordinary Shares. Ordinary Shares shall not be issued pursuant to the exercise of an Option or Shares Purchase Right unless the exercise of such Option or Shares Purchase Right and the issuance and delivery of such Ordinary Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of Israel, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Ordinary Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option or Shares Purchase Right, the Company may require the person exercising such Option or Shares Purchase Right to represent and warrant at the time of any such exercise that the Ordinary Shares are being purchased only for investment and without any present intention to sell or distribute such Ordinary Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        17. Reservation of Ordinary Shares. During the term of this Plan, the Company shall at all times reserve and keep available such number of Ordinary Shares as shall be sufficient to satisfy the requirements of the Plan.

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any Ordinary Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Ordinary Shares as to which such requisite authority shall not have been obtained.

        18. Agreements. Options and Shares Purchase Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

        19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

        20. Information to Optionees and Purchasers. The Company shall provide to each Optionee and to each individual who acquires Ordinary Shares pursuant to the Plan, not less frequently than annually during the period such Optionee has one or more Options or Shares Purchase Rights outstanding, and, in the case of an individual who acquires Ordinary Shares pursuant to the Plan, during the period such individual owns such Ordinary Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

        Approved by the Board of Directors:  January 1, 1996

        Approved by the Shareholders:  January 1, 1996

        Amended by the Board of Directors:  April 18, 1999

        Amendment approved by the Shareholders:  _________, 1999

                             COMMTOUCH SOFTWARE LTD.
                           1996 CSI STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

        Capitalized terms used without definition in this Stock Option Agreement (the "OPTION AGREEMENT") shall have the meanings given such terms in the CommTouch Software Ltd. 1996 CSI Stock Option Plan (the "PLAN").

                                       I.

                          NOTICE OF STOCK OPTION GRANT


                                Name

        OPTION. You have been granted an option to purchase ordinary shares (the "ORDINARY SHARES") of CommTouch Software Ltd., an Israeli corporation, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Date of Grant:
                                                            --------------------

        Exercise Price per Share:                           $
                                                            --------------------

        Total Number of Ordinary Shares Granted:
                                                            --------------------

        Total Exercise Price:                               $
                                                            --------------------

        Type of Option:
                                                            --------------------

        Expiration Date:                                                ,
                                                            ------------ -------

        VESTING; TERMINATION. This Option will vest with respect to one fourth of the Ordinary Shares subject to the Option on the first anniversary of the Date of Grant, and with respect to an additional one thirty-sixth of the remaining Ordinary Shares subject to the Option each month thereafter, and will therefore be fully vested on __________ __, ____. This Option may be exercised, in whole or in part, with respect to any vested shares, on or before __________ __, ____.

                                       II.

                                    AGREEMENT

        1. GRANT OF OPTION. CommTouch Software Ltd., an Israeli corporation (the "COMPANY"), hereby grants to the Optionee (the "OPTIONEE") named in the Notice of Stock Option Grant set forth above (the "NOTICE OF GRANT") an option (the "OPTION") to purchase the total number of Ordinary Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "EXERCISE PRICE"), subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference. Capitalized terms used without definition in this Option Agreement shall have the meanings given such terms in the Plan.

        2.     EXERCISE OF OPTION.

        (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

        (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A), which shall state the election to exercise the Option, the number of Ordinary Shares with respect to which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to the Ordinary Shares as may be required by the Company pursuant to the provisions of the Plan. The written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company's Chief Financial Officer. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

        (c) COMPLIANCE WITH LAW. No Ordinary Shares will be issued pursuant to the exercise of any Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Ordinary Shares may then be listed. Assuming such compliance, for income tax purposes the Ordinary Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

        3. OPTIONEE'S REPRESENTATIONS. In the event the Ordinary Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

        4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by cash or check or by a combination thereof, at the election of the Optionee. In the event there is a public market for Ordinary Shares, Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option.

        5. NON-TRANSFERABILITY OF OPTION; RIGHT OF REPURCHASE. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        6. TERM OF OPTION. This Option may be exercised only in accordance with the terms set out in the Notice of Grant, and may be exercised prior to its expiration date only, in accordance with the Plan and the terms of this Option Agreement.

        7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company, the Subsidiary and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

In case of conflict between the provisions in the Plan and this Option Agreement, the provisions in the Plan shall prevail. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

        8.     ACKNOWLEDGMENTS OF OPTIONEE.

        (a) NO RIGHT OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF ORDINARY SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY OR THE SUBSIDIARY, AS THE CASE MAY BE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING ORDINARY SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMMTOUCH SOFTWARE LTD. [19__] CSI STOCK OPTION PLAN THAT IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY OR THE SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S OR THE SUBSIDIARY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

        (b) RECEIPT OF PLAN. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



Date:  __________, 19__


                                        COMMTOUCH SOFTWARE LTD.


                                        By: ___________________________________
                                        Its:     Chief Executive Officer




                                        _______________________________________
                                        _______________________________________
                                        (name)

                             COMMTOUCH SOFTWARE LTD.
                           1996 CSI STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

        Capitalized terms used without definition in this Stock Option Agreement (the "OPTION AGREEMENT") shall have the meanings given such terms in the CommTouch Software Ltd. 1996 CSI Stock Option Plan (the "PLAN").

                                       I.

                          NOTICE OF STOCK OPTION GRANT

                           Name

        OPTION. You have been granted an option to purchase ordinary shares (the "ORDINARY SHARES") of CommTouch Software Ltd., an Israeli corporation, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Date of Grant:
                                                            --------------------

        Exercise Price per Share:                           $
                                                            --------------------

        Total Number of Ordinary Shares Granted:
                                                            --------------------

        Total Exercise Price:                               $
                                                            --------------------

        Type of Option:
                                                            --------------------

        Expiration Date:                                                ,
                                                            ------------ -------

        VESTING; TERMINATION. This Option will vest with respect to one fourth of the Ordinary Shares subject to the Option on the first anniversary of the Date of Grant, and with respect to an additional one thirty-sixth of the remaining Ordinary Shares subject to the Option each month thereafter, and will therefore be fully vested on __________ __, ____; provided, however, that if the Company (a) sells all or substantially all of its assets or (b) merges with another corporation and such merger results in the shareholders immediately prior to such transaction holding less than 50 percent of the voting power of the merged entity after the transaction (in either case, a "CHANGE OF CONTROL"), then 50 percent of the Optionee's unvested shares shall vest immediately prior to the effectiveness of the Change of Control and the remaining unvested shares shall vest on the earlier to occur of (i) any termination of the Optionee's employment other than voluntary termination which does not qualify as termination for "Good Reason," as defined in Exhibit A to this agreement or termination for "Cause," as defined in such Exhibit A or (ii) the one-year anniversary of the Change of Control. This Option may be exercised, in whole or in part, with respect to any vested shares, on or before __________ __, ____.

                                       II.

                                    AGREEMENT

        1. GRANT OF OPTION. CommTouch Software Ltd., an Israeli corporation (the "COMPANY"), hereby grants to the Optionee (the "OPTIONEE") named in the Notice of Stock Option Grant set forth above (the "NOTICE OF GRANT") an option (the "OPTION") to purchase the total number of Ordinary Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "EXERCISE PRICE"), subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference. Capitalized terms used without definition in this Option Agreement shall have the meanings given such terms in the Plan.

        2.     EXERCISE OF OPTION.

        (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

        (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A), which shall state the election to exercise the Option, the number of Ordinary Shares with respect to which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to the Ordinary Shares as may be required by the Company pursuant to the provisions of the Plan. The written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company's Chief Financial Officer. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

        (c) COMPLIANCE WITH LAW. No Ordinary Shares will be issued pursuant to the exercise of any Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Ordinary Shares may then be listed. Assuming such compliance, for income tax purposes the Ordinary Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

        3. OPTIONEE'S REPRESENTATIONS. In the event the Ordinary Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

        4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by cash or check or by a combination thereof, at the election of the Optionee. In the event there is a public market for Ordinary Shares, Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option.

        5. NON-TRANSFERABILITY OF OPTION; RIGHT OF REPURCHASE. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        6. TERM OF OPTION. This Option may be exercised only in accordance with the terms set out in the Notice of Grant, and may be exercised prior to its expiration date only, in accordance with the Plan and the terms of this Option Agreement.

        7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company, the Subsidiary and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. In case of conflict between the provisions in the Plan and this Option Agreement, the provisions in the Plan shall prevail. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

        8.     ACKNOWLEDGMENTS OF OPTIONEE.

        (a) NO RIGHT OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF ORDINARY SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY OR THE SUBSIDIARY, AS THE CASE MAY BE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING ORDINARY SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMMTOUCH SOFTWARE LTD. [19__] CSI STOCK OPTION PLAN THAT IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY OR THE SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S OR THE SUBSIDIARY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

        (b) RECEIPT OF PLAN. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



Date:  __________, 19__


                                        COMMTOUCH SOFTWARE LTD.


                                        By: ___________________________________
                                        Its:    Chief Executive Officer




                                        _______________________________________
                                        _______________________________________
                                        (name)

                             COMMTOUCH SOFTWARE INC.

                             1996 STOCK OPTION PLAN

                                 EXERCISE NOTICE


CommTouch Software Ltd.
c/o CommTouch Software Inc.
3945 Freedom Circle, Ste. 730
Santa Clara, CA  95054
Attention:  Secretary


        1. Exercise of Option. Effective as of today, ____________, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _____ ordinary shares (the "Shares") of CommTouch Software Ltd. (the "Company") under and pursuant to the CommTouch Software Inc. 1996 Stock Option Plan (the "Plan") and the CommTouch Software Inc. Stock Option Agreement dated _____________ ( the "Stock Option Agreement") at a price of $___ per Share, or an aggregate price of $_________ (the "Exercise Price").

        2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.

        3. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        4. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

        5. Delivery of Payment. Optionee herewith delivers to the Company a [check/promissory] in the amount of the Exercise Price for the Shares.


Submitted by:                                Accepted by:
OPTIONEE:                                    CommTouch Software Ltd.

                                             By:________________________________
___________________________________          Its:_______________________________

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE        :

COMPANY         :     COMMTOUCH SOFTWARE LTD.

SECURITY        :     ORDINARY SHARES

AMOUNT          :

DATE            :

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

               (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's representations as expressed herein. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or exempt from registration.

               (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.

               Unless an exemption from registration is otherwise available, the Securities may only be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of certain of the conditions specified by Rule 144, including:
(1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

                                             Signature of Optionee:

                                             ___________________________________

                                             Date:  _________________

                       RESTRICTED SHARE PURCHASE AGREEMENT


               This Restricted Share Purchase Agreement dated as of March 17, 1999 (the "Agreement") is entered into by and between CommTouch Software Ltd., a corporation formed under the laws of Israel (the "Company") whose executive offices are located at 10 Technology Avenue, Ein Vered, Israel, and _____________ ("Purchaser"), an employee of the Company, whose address is set forth below his signature at the end of this Agreement.

                              W I T N E S S E T H:

               WHEREAS, Purchaser is an employee of the Company and the Company desires to provide Purchaser the opportunity to acquire share ownership in the Company; and

               WHEREAS, the Company desires to issue and Purchaser desires to purchase Ordinary Shares of the Company as herein described, on the terms and conditions hereinafter set forth:

               NOW, THEREFORE, it is agreed between the parties as follows:

               1. (a) Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser ______ Ordinary Shares of the Company, nominal value NIS 1.00 per share (the "Shares") for a purchase price of $______ per share, or an aggregate purchase price of $______________, payable by delivery at the Closing (as hereinafter defined) of Purchaser's Promissory Note in the form attached as Exhibit A and the Share Pledge and Security Agreement in the form attached as Exhibit B.

                      (b) The closing of the transactions contemplated hereby (the "Closing") shall occur at the offices of the Company, or at such other time and place as the parties may mutually agree upon in writing (the "Closing Date").

                      (c) At the Closing, Purchaser shall deliver the Promissory Note and the Share Pledge and Security Agreement to the Company and the Company shall issue and deliver to the Trustee (as hereinafter defined) a certificate or certificates for the Shares in the name of the Purchaser. In addition, the parties shall execute and deliver the items specified in Section 4(a) of this Agreement.

               2. The Shares to be purchased by the Purchaser pursuant to this Agreement shall be subject to the following option (the "Purchase Option"):

                      (a) In the event the Purchaser ceases to be continuously employed by the Company, or a parent or subsidiary of the Company, for any reason, with or without cause, the Trustee may exercise the Purchase Option. Shares subject to the Purchase Option are hereinafter sometimes referred to as the "Option Shares." For the purpose of this Agreement, Purchaser's "continuous employment" shall cease when he ceases to be actively employed by the Company or a parent or subsidiary of the Company, as determined by and in the sole discretion of the Board of Directors of the Company. A leave of absence, regardless of the reason therefor, shall be deemed to constitute the cessation of Purchaser's active employment unless such leave is authorized by the Company in writing upon approval of the Company's Board of Directors and Purchaser returns to work within the time specified in such authorization; provided, however, that if the Purchaser dies or becomes totally and permanently disabled during any such leave of absence, the Purchaser's continuous employment will be deemed to have terminated as of the date of his death or the date the Board of Directors determines him to be totally and permanently disabled.

                      (b) Purchaser understands that the Shares are being sold in order to induce Purchaser to become and/or remain employed by the Company and to work diligently for the continued success of the Company. Accordingly, the unvested portion of the Shares shall be subject to a right of repurchase by the Trustee. The Trustee shall have the right at any time within sixty (60) calendar days after the later of Purchaser's termination or the date any approved leave terminates (if Purchaser fails to return within the time specified) to purchase from the Purchaser at a price equal to the original purchase price of the Shares on the date of such termination or expiration of approved leave (such price hereinafter referred to as the "Option Price"), any Shares which have not become vested shares based on the following vesting schedule (as such vesting schedule may be modified pursuant to Section 2(c)):



The purchase price may be paid by the Trustee at its discretion in cash, check or wire transfer or by assumption of the unpaid balance of the Promissory Note, or by a combination of any of the foregoing.

                      (c) In the event of a Change of Control, as defined below, 50% of the then unvested Shares shall immediately vest and the remaining unvested Shares shall become fully vested on the earlier of (i) the date Purchaser's employment is terminated (A) by the Company (or any successor) without Cause, as defined below, or (B) by Purchaser for Good Reason (as defined below), or (ii) one year following the date of the Change of Control.

                      "Change of Control" shall mean (i) the acquisition of 50% or more of the outstanding shares of the Company pursuant to a lawful tender offer validly made by a third party, (ii) a merger, consolidation or other reorganization of the Company (other than reincorporation of the Company), if after giving effect to such merger, consolidation, or other reorganization of the Company, the shareholders of the Company immediately prior to such merger, consolidation, or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary power to elect directors of the surviving entity after such merger, consolidation or other reorganization, or (iii) the sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

                      "Cause" shall mean (i) failure or refusal to perform a directive of the Chief Executive Officer that is consistent with Purchaser's duties and responsibilities, provided the Company provides Purchaser with written notice specifying the nature of such failure or refusal and the actions needed by Purchaser to cure the same and such failure or refusal is not cured within 30 days of receipt of such notice, (ii) Purchaser shall have been determined to be guilty of misconduct or be in material violation of his fiduciary obligations to the Company (provided that the Company provides to Purchaser written notice specifying the nature of such breach and actions needed to be taken by Purchaser to cure the same and such breach is not cured by Purchaser within 10 days of receipt of such notice), (iii) Purchaser performs his duties in a grossly negligent manner, or (iv) Purchaser is convicted of a crime that has a material adverse impact on (A) Purchaser's ability to perform his duties, (B) the Company, or (C) the Company's business.

                      "Good Reason" shall be deemed to exist if (i)(A) there is a material adverse change in Purchaser's position causing such position to be of significantly less stature or of significantly less responsibility, (B) there is a reduction of more than 20% of Purchaser's base compensation, or (C) Purchaser refuses to relocate to a facility or location that is more than 50 miles from the Company's current location, and (ii) within the 30 days immediately following such material change, reduction, or refusal Purchaser elects to terminate his employment voluntarily.

                      (d) If Purchaser's employment is terminated (i) by the Company without Cause, or (ii) by Purchaser for Good Reason, prior to the effective date of the initial public offering of the Company's Ordinary Shares under the Securities Act of 1933, then 50% of the then unvested shares shall immediately vest.

                      (e) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's engagement, for any reason, with or without cause.

               3. The Purchase Option shall be exercised by written notice delivered or mailed as provided in Section 12 of this Agreement and as provided for and defined in Section 16 of the Joint Escrow Instructions attached as Exhibit C to this Agreement.

               4. (a) As security for his faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Option Shares upon exercise of the Purchase Option, Purchaser agrees to deliver to the Trustee named in the Joint Escrow Instructions, attached hereto as Exhibit C, the certificate or certificates evidencing the Option Shares and two Share Transfer Deeds duly executed (with date and number of shares in blank) in the form attached hereto as Exhibit D. Such documents are to be held by the Trustee and delivered by the Trustee pursuant to the Joint Escrow Instructions, which instructions shall also be delivered to the Trustee at the Closing hereunder.

                      (b) Within thirty (30) calendar days after payment in full of the Promissory Note, and within thirty (30) days after each June 30 and December 31 following the payment in full of the Promissory Note, if Purchaser so requests, the Trustee will deliver to Purchaser certificates representing as many of the Shares as are no longer subject to the Purchase Option (less such shares as have been previously delivered). Ninety (90) calendar days after cessation of Purchaser's continuous employment by the Company, the Company will direct the Trustee to deliver to Purchaser a certificate or certificates representing the number of shares of Option Shares not repurchased by the Trustee pursuant to exercise of the Purchase Option (less such shares as have been previously delivered).

               5. If, from time to time during the term of the Purchase Option:

                      (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or

                      (b) there is any consolidation, merger or sale of all or substantially all, of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of the Option Shares shall be immediately subject to such Purchase Option and be included in the term "Option Shares" for all purposes of the Purchase Option with the same force and effect as the shares of Option Shares from time to time subject to the Purchase Option. While the total Option Price shall remain the same after each such event, the Option Price per Option Share upon exercise of the Purchase Option shall be appropriately adjusted as determined by the Board of Directors of the Company.

               6. If the Trustee makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of Section 2 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions of this Agreement, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

               7. All certificates representing the Shares purchased under this Agreement shall, where applicable, have endorsed thereon legends in substantially the following form:

                      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
               BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE

               SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED.

                      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
               CERTAIN OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER. SUCH AGREEMENT GRANTS CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE ISSUER. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE ISSUER BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

and any legend required to be placed thereon by the California Commissioner of Corporations and any applicable state securities law or Israeli securities law.

               8. (a) This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by his acceptance hereof he confirms, that the Shares which he will receive will be acquired for investment for an indefinite period for his own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of his property shall at all times be within his control. By executing this Agreement, Purchaser further represents (i) that he does not have any contract, understanding or agreement with any person to sell, transfer or grant participations, to such person or to any third person, with respect to any of the Shares, (ii) that his current residence address is as set forth on the signature page hereto, and (iii) that all communications between the parties concerning the purchase and sale of the Shares have taken place within the State of California.

                      (b) Purchaser understands that the Shares will not be registered under the Securities Act on the ground that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on his representations set forth herein.

                      (c) Purchaser agrees that in no event will he make a disposition of any of the Shares unless and until (a) he shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) he shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (i) such disposition will not require registration of such Shares under the Securities Act, or (ii) that appropriate action necessary for compliance with the Securities Act has been taken, or (c) the Company shall have waived, expressly and in writing, its rights under clauses (a) and (b) of this Section 8.

                      (d) In connection with the investment representations made herein, Purchaser represents that he has heretofore discussed or had the opportunity to discuss the Company's plans, operations and financial condition with the Company's officers and has heretofore received all such information as he deems necessary and appropriate to enable him to evaluate the financial risks inherent in his investment. The Purchaser further represents that he has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof, and by reason of the Purchaser's business or financial experience or the business or financial experience of the Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Purchaser has the capacity to protect his own interest in connection with the transactions contemplated by this Agreement.

                      (e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or if a registration statement covering the Shares (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act) under the Securities Act is not in effect when he desires to sell the Shares, he may be required to hold the Shares for an indeterminate period. Purchaser also acknowledges that he understands that any sale of the Shares which might be made by him in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that Rule 144.

               9. The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Shares, it will make publicly available the information required by Rule 144(c)(2), (b) it will furnish Purchaser upon request with all information required for the preparation and filing of Form 144, and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of material adverse information, required to permit Purchaser to make the required representations in Form 144.

               10. Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, be entitled to exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

               11. The parties agree to execute such further documents or agreements and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

               12. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, actual receipt or the third full business day following deposit in the United States mail with postage and fees prepaid, addressed to the other party to this Agreement at such other party's address shown below his or her signature or at such other address as such party may designate by ten (10) calendar days' advance written notice to the other party to this Agreement.

               13. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, his heirs, executors, administrators, successors and assigns. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

               14. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

               15. No modification of this Agreement shall be valid unless made in writing and signed by the parties to this Agreement.

               16. This Agreement constitutes the entire agreement between the Company and the Purchaser regarding the purchase of the Shares. Any and all prior agreements and negotiations concerning the subject matter of this Agreement are merged herein. Should any part, term or provision of this Agreement be declared invalid, void or unenforceable, all remaining parts, terms and provisions of this Agreement shall remain in full force and effect and shall in no way be invalidated, impaired or affected thereby. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties to this Agreement or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMMTOUCH SOFTWARE LTD.:                     PURCHASER:

By ________________________________          ___________________________________
Its _______________________________
                                             Address:

                                    EXHIBIT C


                            JOINT ESCROW INSTRUCTIONS


                            __________________, 1999


________________________
________________________
________________________


Dear Sir:

               As Trustee for both CommTouch Software Ltd., a corporation formed under the laws of Israel (the "Company") and _____________ ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Share Purchase Agreement (the "Agreement") of even date herewith between the Company and Purchaser, to which a form of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

               1. In the event you shall elect to exercise the Purchase Option set forth in the Agreement, you shall give to Purchaser a written notice as provided in the Agreement. Purchaser hereby irrevocably authorizes and directs you to close the transaction contemplated by such notice, including prompt delivery of stock certificates.

               2. At such closing, you are directed (a) to date the Share Transfer Deed or Deeds necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the shares to be transferred, to the Company against the simultaneous delivery by you to Purchaser of the purchase price (by certified or bank cashier's check or assumption of the Promissory
Note) for the number of shares being purchased pursuant to the exercise of the Purchase Option.

               3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents and documents or agreements necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 3, Purchaser shall be entitled to exercise all rights and privileges of a shareholder of the Company while the certificates representing the shares are held by you.

               4. In accordance with the terms of Section 4 of the Agreement, you shall, upon request from time to time after the Promissory Note has been paid in full, deliver to

Purchaser a certificate or certificates representing so many shares as are no longer subject to the Purchase Option.

               5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

               6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged from all further obligations hereunder.

               7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

               8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Trustee or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

               9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

               10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

               11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

               12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary to properly advise you in connection with your obligations hereunder and you may rely upon the advice of such counsel.

               13. Your responsibilities as Trustee hereunder shall terminate if you resign by written notice to each party. In the event of any such termination, the Company shall appoint another person as successor Trustee.

               14. If you reasonably require other or further documents or agreements in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such documents or agreements.

               15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

               16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) calendar days' advance written notice to each of the other parties hereto.


COMPANY:                     CommTouch Software Ltd.
                             10 Technology Avenue
                             Ein Vered, Israel

PURCHASER:                   Notices to Purchaser shall be sent to the address
                             set forth below Purchaser's signature on these Joint Escrow Instructions.

TRUSTEE:                     ________________________
                             ________________________

               17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

               18. This Agreement shall be governed by and construed in accordance with the laws of the State of California and the laws of Israel.

               19. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                             Very truly yours,

                                             COMMTOUCH SOFTWARE LTD.


                                             By ________________________________
                                                Its ____________________________

                                             PURCHASER


                                             ___________________________________


                                             Address:


                                             TRUSTEE


                                             ___________________________________

                                    EXHIBIT D


                               SHARE TRANSFER DEED

               The undersigned, __________________ (the "Transferor"), in consideration of the sum of NIS _____ paid to the Transferor by ________________ (the "Transferee"), does hereby transfer to the Transferee ____ Ordinary Shares, nominal value NIS 1 per share, in COMMTOUCH SOFTWARE LTD., an Israeli company (the "Company"), to be held unto the said Transferee, his executors, administrators, heirs and assigns, upon all of the terms and conditions subject to which the Transferor held such shares, and the said Transferee does hereby agree to take such shares subject to the above terms and conditions.

               AS WITNESS our hand the ___ day of __________________.

               ___________________                 TRANSFEREE

               ____________________         By:  __________________

               Witness to signature:        Witness to signature:

               ____________________         ______________________

                                CONSENT OF SPOUSE
                       OF PURCHASER OF ORDINARY SHARES OF
                             COMMTOUCH SOFTWARE LTD.

               The undersigned, as spouse to the Purchaser of shares of COMMTOUCH SOFTWARE LTD., hereby acknowledges that she has read and reviewed the terms of the Restricted Share Purchase Agreement between COMMTOUCH SOFTWARE LTD. and the Purchaser and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

                                            Dated:  _______________, 1999



                                        ________________________________________

                                        Name (please print): ___________________

Internal Revenue Service Center                     Election Under Section 83(b)
Fresno, CA  93888                                   of the Internal Revenue Code
                                                    of 1986

Gentlemen:

I hereby elect under section 83(b) of the Internal Revenue Code of 1986 to include in gross income any excess of fair market value over purchase price with respect to the transfer of the property described below:

1.      Name:

2.      Address:

3.      Social Security Number:  ____________________

4.      Tax Year of Election: Calendar year of 1999.

5. Description of Property: __________ Ordinary Shares of CommTouch Software Ltd., a corporation formed under the laws of Israel.

6.      Date of Property Transfer:

7. Nature of Property Restrictions: Property is subject to a declining right to repurchase the stock at the undersigned's original purchase price if the undersigned ceases to be employed with CommTouch Software Ltd., which right will lapse over a 48-month period.

8. Fair Market Value at the Time of Transfer: $______ per share for an aggregate of $__________. The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.

9. Amount Paid for Property: $_____ per share for an aggregate of $_________.

10. A copy of this election has been furnished to CommTouch Software Ltd., the person for whom the services are performed.

        ____________________, 1999          ____________________________

                       SHARE PLEDGE AND SECURITY AGREEMENT

               THIS SHARE PLEDGE AND SECURITY AGREEMENT (the "Agreement"), dated as of _______________, is made by and between ________________ ledgor") and
CommTouch Software Ltd., a corporation formed under the laws of Israel ("Secured Party").

                                 R E C I T A L S

               A. Pledgor is the owner of _____ shares of common stock of Secured Party (the "Pledged Shares").

               B. As security for the "Obligations" described in Section 2 below, Pledgor has agreed to make the pledge contemplated by this Agreement.

               IT IS AGREED:

               1. PLEDGE. Pledgor hereby pledges and delivers to _________________ ("Trustee") on behalf of Secured Party, and grants to Secured Party a security interest in, all of the following (the "Pledged Collateral"):

               (a) The Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

               (b) All additional shares of stock or other securities of Secured Party from time to time acquired by Pledgor in connection with any stock split, stock dividend or other distribution or exchange in respect of any shares of stock pledged hereunder, and the certificates representing such additional shares or other securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

The inclusion of proceeds in this Agreement does not authorize Pledgor to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized hereby.

               2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment and performance of (i) all indebtedness evidenced by, and all liabilities and obligations of Pledgor to Secured Party under, that certain Promissory Note executed by Pledgor dated March 17, 1999, in favor of Secured Party (the "Note"), and all modifications, renewals, extensions and rearrangements thereof and substitutions and replacements therefor, and (ii) all indebtedness, liabilities and obligations of Pledgor now or hereafter existing under this Agreement (all of the foregoing collectively the "Obligations").

               3. DELIVERY OF PLEDGED COLLATERAL. All certificates representing the Pledged Collateral, accompanied by instruments of transfer or assignment duly executed in blank by Pledgor, have been delivered to the Trustee and shall be held on behalf of Secured Party pursuant hereto, all in form and substance satisfactory to Secured Party. Upon the occurrence and during the continuation of an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default (as defined in Section 7 hereof), Secured Party shall have the right, in its discretion and without notice to Pledgor, to direct the Trustee to transfer to or to register in its name or the name of a nominee any or all of the Pledged Collateral, subject only to the revocable rights specified in
Section 5(a) hereof. In addition, Secured Party shall have the right at any time to exchange certificates representing the Pledged Collateral in the Trustee's possession for certificates of smaller or larger denominations.

               4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

               (a) Pledgor is a resident of the State of California and has full power and authority to enter into and perform all of his obligations under this Agreement.

               (b) The execution, delivery and performance by Pledgor of this Agreement does not violate any provision of any statute, law, rule, regulation, judgment, order or decree binding upon Pledgor and will not conflict with, or constitute a breach or default under, any indenture, loan agreement, contract or other agreement or instrument to which Pledgor is a party or by which Pledgor or any of his property is bound.

               (c) No authorization, consent or approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required either (i) for the execution and delivery by Pledgor of this Agreement, the pledge by Pledgor of the Pledged Collateral pursuant hereto or the performance by Pledgor of any of his obligations hereunder, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant hereto (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

               (d) Pledgor is, and in the case of any Pledged Collateral other than the Pledged Shares will be, the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option, charge or encumbrance, except for the security interest created by this Agreement.

               (e) The pledge of the Pledged Shares creates a valid and perfected first priority security interest in the Pledged Collateral, securing payment of the Obligations.

               5.     VOTING RIGHTS; DIVIDENDS; ETC.

               (a) So long as no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

                      (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any document, agreement or instrument entered into in connection with the Note.

                      (ii) Pledgor shall be entitled to receive and retain any and all cash dividends paid in respect of the Pledged Collateral; provided, however, that all other dividends and stock, property or otherwise, including dividends representing stock or liquidating dividends, or a distribution or return of capital upon or in respect of the Pledged Collateral, or any part thereof, or resulting from a split-up revision or reclassification of the Pledged Shares or any part thereof, or received in exchange for the Pledged Shares or any part thereof as a result of a merger, consolidation or otherwise, shall be paid, delivered and transferred directly to Secured Party immediately upon receipt thereof by Pledgor, or, if received by Secured Party, shall be retained by Secured Party as part of the Pledged Shares.

               (b) Upon the occurrence and during the continuation of an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

                      (i) All rights of Pledgor to exercise the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

                      (ii) Secured Party shall be entitled to receive and retain any and all cash dividends paid in respect of the Pledged Collateral until the Obligations shall have been paid and performed in full.

                      (iii) All dividends and other distributions which are received by Pledgor contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party as payment in respect of the Obligations (with any necessary endorsements).

               6.     TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

               (a) Pledgor agrees that he will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest created by this Agreement.

               (b) Pledgor agrees that he will pledge hereunder, immediately upon his acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities he may acquire in connection with any stock split, stock dividend or other distribution or exchange in respect of any shares of stock or other securities pledged hereunder.

               7. EVENTS OF DEFAULT. Pledgor shall be in default under this Agreement upon the happening of any of the following events (each an "Event of Default"):

               (a) Pledgor fails to pay or perform when due any of the Obligations;

               (b) Any representation or warranty made by Pledgor in connection with this Agreement proves to be false in any material respect when made;

               (c) Pledgor makes an assignment for the benefit of creditors, admits in writing his inability to pay his debts as they mature, applies to any court for the appointment of a trustee or receiver of any substantial part of his properties, or commences any voluntary proceedings under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or other similar law of any jurisdiction; or

               (d) Any such application or any such proceedings described in (c) above are filed or commenced against Pledgor and Pledgor indicates his approval, consent of acquiescence thereto, or an order is entered adjudicating Pledgor bankrupt or insolvent and such order remains in effect for thirty (30) days.

               8. RIGHTS AND REMEDIES UPON DEFAULT. If any Event of Default shall have occurred:

               (a) Secured Party shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of California at that time, and Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more private sales, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Secured Party is authorized at any such sale, if Secured Party deems it advisable, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account and not with a view to the distribution or sale of any such Pledged Collateral. Each purchaser at any such sale shall hold the Pledged Collateral acquired at such sale absolutely free from any claim or right of any kind, including any equity or right of redemption of Pledgor, and Pledgor hereby expressly waives all rights of redemption, stay or appraisement which he has or may have under any rule, law or statute now or hereafter existing. Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Pledgor of the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Secured Party may, instead of exercising the powers of sale provided for herein and under the Code, proceed by a suit or suits, at law or in equity, to foreclose the pledge of this Agreement and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of any court or courts of competent jurisdiction.

               (b) Any cash held by Secured Party as Pledged Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by Secured Party against, the Obligations in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

               (c) All rights and remedies of Secured Party expressed herein are in addition to all other rights and remedies possessed by Secured Party in any other agreement or instrument entered into in connection with or relating to the Obligation or by law.

               (d) Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner.

               (e) Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, and that Secured Party has no adequate remedy at law in respect of any such breach and, as a consequence, agrees that each and every covenant contained in this Section shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

               9. CONTINUING PLEDGE. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Pledgor and his successors and assigns, and (iii) inure to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Secured Party may assign or otherwise transfer any of its rights under this Agreement to any other person, and such person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon payment in full of the Obligations, Pledgor shall be entitled to the return, at Pledgor's expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

               10. FURTHER ASSURANCES. Pledgor agrees that he will, at his own expense, promptly execute, acknowledge and deliver all such documents and instruments, and take all such actions, as the Secured Party may from time to time request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder and otherwise to effectuate the purposes of this Agreement and carry out the terms hereof.

               11. WAIVERS; REMEDIES CUMULATIVE. No failure on the part of Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder by Secured Party preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               12. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed, to the party at the addresses set forth below.

               (a)    If to Pledgor:



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

               (b)    If to Secured Party at:

                      CommTouch Software Ltd.
                      10 Technology Avenue
                      Ein Vered, Israel


All such notices, requests, demands and other communications shall be effective only upon receipt. Any party may change its address for notice given in accordance with this Section 12.

               13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of California. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement shall be given a fair and reasonable construction in accordance with the intention of the parties and without regard to, or aid of, Section 1654 of the California Civil Code.

               14. MISCELLANEOUS. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The captions in this Agreement have been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

               IN WITNESS WHEREOF, the parties have executed this Stock Pledge and Security Agreement as of the date first above written.

PLEDGOR:                                     SECURED PARTY:

___________________________________          CommTouch Software Ltd.

                                             By:________________________________

                                             Its:_______________________________

                                    Exhibit A

                                 PROMISSORY NOTE

$__________                                                       ________, 19__

               FOR VALUE RECEIVED, the undersigned, _______________ ("Debtor"), promises to pay to CommTouch Software Ltd., a corporation formed under the laws of Israel ("Holder"), the principal amount of $_________, together with accrued interest thereon calculated from time to time at the rate of [the applicable federal rate as determined under Section 1274 of the Internal Revenue Code] per annum, compounded annually. Accrued interest shall be paid on December 31 of each year beginning with the year in which this Note is executed. Principal and any unpaid interest shall be due and payable on the fourth anniversary of the date of this Note.

               Notwithstanding anything to the contrary set forth in this note,
(i) in the event of the termination of Debtor's employment with Holder for any reason, Holder, at its option, may declare a portion of the principal balance of this Note, plus accrued interest on such portion of the principal balance, to be immediately due and payable in full, such portion of the principal to be equal to the number of Holder's vested Ordinary Shares which have been paid for by this Note, multiplied by the price per share paid by Debtor for such shares; or
(ii) in the event that Debtor sells any of Holder's Ordinary Shares, which have been paid for by this Note, Holder, at its option, may declare the principal and accrued interest then outstanding to be immediately due and payable to the extent of the cash and fair market value of any property received by Debtor in such sale.

               Debtor may at any time prepay all or any portion of the amounts owing hereunder.

               If any of the following events (each an "Event of Default") shall occur and be continuing, then Holder may, at its option and without notice to Debtor or any other person, declare the outstanding principal balance of this note, together with any accrued interest and/or other sums that Debtor may owe to Holder under or in connection with this note, immediately due and payable and, if Holder exercises such option, Holder shall so advise Debtor in writing and Debtor shall pay all such sums owed:

               (i) Debtor fails to pay when due any principal, interest or other amounts owing hereunder;

               (ii) Any representation or warranty made by Debtor in any agreement, document or instrument delivered in connection with this note or the indebtedness evidenced hereby proves to be false in any material respect when made;

               (iii) Debtor violates any other covenant, agreement or condition contained in any agreement, document or instrument executed in connection with or given as security for this note, and such violation shall continue for a period of 15 days after notice of such violation is given by Holder to Debtor;

               (iv) Debtor makes an assignment for the benefit of creditors;

               (v) Debtor admits in writing his inability to pay his debts as they mature, applies to any tribunal for the appointment of a trustee or receiver of any substantial part of his assets, or commences any proceedings with respect to himself under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, liquidation or other similar law of any jurisdiction; or

               (vi) Any such application or any such proceedings described in
(v) above are filed or commenced against Debtor, and Debtor indicates his approval, consent or acquiescence, or an order is entered adjudicating Debtor bankrupt or insolvent, or approving the application or petition in any such proceedings, and such order remains in effect for 30 days.

               Debtor hereby waives grace (except as expressly provided herein), demand, presentment for payment, notice of demand, notice of nonpayment or dishonor, protest and notice of protest and shall pay all costs of collection when incurred, including without limitation, reasonable attorneys' fees, costs and other expenses. Neither any failure to exercise, nor any delay in exercising, any right under this note on the part of Holder shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this note preclude any other or further exercise thereof or the exercise of any other right. No waiver or amendment of this note shall be effective unless made in a writing, specifying such waiver or amendment signed by the party hereto against which such waiver or amendment is being enforced.

               All payments shall be in lawful money of the United States of America. Holder shall be entitled to set off any amounts owed by Holder to Debtor against any payments due and payable from Debtor to Holder. The rights and duties of the parties hereunder shall be interpreted and construed pursuant to and in accordance with the laws of the State of California.

               This note is secured by a Share Pledge and Security Agreement of even date herewith by and between Debtor and Holder.



                                             ___________________________________



                                       2